AMENDMENT


         AMENDMENT, dated as of September 30, 1997 (this "Amendment"), to the Credit Agreement, dated as of January 31, 1997 (as amended, the "Credit Agreement"), among HomeSide Lending, Inc. ("HomeSide"), Honolulu Mortgage Company, Inc. (no longer a party to the Credit Agreement pursuant to its disposition in accordance with the terms thereof), the Lenders parties thereto, NationsBank of Texas, N.A., as Syndication Agent, The First National Bank of Boston, as Collateral Agent, and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent").

                                                W I T N E S S E T H:

         WHEREAS, HomeSide, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

         WHEREAS, HomeSide has requested that the Lenders and the Administrative Agent agree to amend or waive certain provisions of the Credit Agreement, and the Lenders and the Administrative Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, HomeSide, the Lenders and the Administrative Agent hereby agree as follows:

         1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein. Subsection 1.1 of the Credit Agreement is hereby amended by:

                  (a) adding, in the appropriate alphabetical order, the definition "`CP Refunding Borrowing': a borrowing of Committed Loans that is immediately applied to repay Permitted Commercial Paper at its scheduled maturity in an aggregate amount equal to the amount of such borrowing.";

                  (b) deleting the definition of Adjusted Consolidated Tangible Net Worth in its entirety;

                  (c) deleting the definition of Consolidated Tangible Net Worth and inserting in lieu thereof the following new definition:

                           "`Consolidated Tangible Net Worth':  at any date, the
                  amount  equal to  (a) Consolidated Net Worth at such date less
                  (b) Consolidated Intangibles at such date.";

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                  (d)  deleting  the  definition  of MTN  Deduction  Amount  and inserting in lieu thereof the following definition:

                  "`MTN Deduction Amount': at any time, the amount by which (a) the aggregate principal amount of Permitted Medium Term Debt outstanding at such time exceeds (b) the sum of (i) the remainder (if positive) of (A) the Servicing Advance Portion of the Tranche B Borrowing Base at such time (determined, for the purposes of this definition only, without giving effect to the first proviso appearing in subsection 4.1) minus (B) the amount equal to 50% of the Tranche B Commitment Amount at such time plus (ii) 70% of the Appraised Value of Ineligible Servicing (as defined below) at such time (determined, for the purposes of this definition only, as if the Ineligible Servicing constituted the Eligible Servicing constituted the Eligible Servicing Portfolio as used in the definition of Appraised Value). For the purposes of this definition only, "Ineligible Servicing" shall mean, at any time, Direct Servicing Rights that would be included in Eligible Servicing Portfolio but for failing (x) to satisfy clause (b) of the definition thereof or (y) to constitute Non-Recourse Servicing Rights."

                  (e) adding the phrase "increased or" immediately after the phrase "such amount may be" in the definition of Tranche A Commitment; and

                  (f) adding to the definition of Tranche B Commitment the phrase "increased or" immediately after the phrase "such amount may be".

         2. Amendment to Section 2. The Credit Agreement is hereby amended by adding the following new subsection 2.12 to the end of Section 2:

                  "2.12 Increase of Revolving Credit Commitments. (a) HomeSide may from time to time, by notice to the Administrative Agent, request that the Tranche A and Tranche B Commitments be increased by an aggregate amount that is not less than $10,000,000 and will not result in the aggregate amount of the Commitments for all Lenders exceeding $3,000,000,000 after giving effect thereto, provided that such increase shall be allocated proportionally among the Tranche A Commitments and Tranche B Commitments such that, after giving effect to such increase, the total amount of each of the Tranche A Commitments and Tranche B Commitments bears the same relative proportion immediately before giving effect thereto. Upon receipt of such notice the Administrative Agent will seek the agreement of one or more existing or new Lenders to increase or, in the case of new Lenders, provide, its or their Tranche A Commitments and Tranche B Commitments in an aggregate amount equal to the increase so requested by such Borrower.

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
                  (b) If one or more of the Lenders shall have agreed to increase its or their Tranche A Commitments and Tranche B Commitments pursuant to a request made as described in the foregoing clause (a) (it being understood that no Lender shall have any obligation to agree to any such increase of its Commitments) in an aggregate amount not less than $10,000,000, such increases and such new Tranche A Commitments and Tranche B Commitments shall become effective on a date mutually agreed upon among the Administrative Agent, HomeSide and the Lenders providing such increase and/or such new Commitments and shall be implemented pursuant to documentation consistent herewith and otherwise in form and substance reasonably satisfactory to the Administrative Agent, providing, among other things, for adjustments to cause Tranche A Loans and the Tranche B Loans of each Lender to correspond ratably to their respective Tranche A Commitment Percentages and Tranche B Commitment Percentages, as applicable, after giving effect to such increase (including, without limitation, by providing for prepaying and reborrowing all then outstanding Loans of the affected Tranches)."

         3. Amendments to Section 4. (a) Subsection 4.1 of the Credit Agreement is hereby amended (i) by deleting clauses (c) and (d) thereof and inserting in lieu thereof the following:

                  "(c) (i) for Eligible Mortgage-Backed Securities, 99% of the lesser of (A) the face amount thereof and (B) the Applicable Take-Out Price multiplied by the face amount thereof, and (ii) cash or Cash Equivalents pledged as Collateral in accordance with the applicable Borrower Security Agreement and held in the Settlement Accounts referred to in such Borrower Security Agreement; and

                  (d) (i) 90% of Eligible P&I Advance Receivables and (ii) 85% of Eligible Paid-in-Full Buyout Advance Receivables;".

                  (b) Subsection 4.2 of the Credit Agreement is hereby amended by deleting clause (g) of the first paragraph of such subsection and by inserting the following in its place;

                  "(g) 70% of (i) the Appraised Value of the Eligible Servicing Portfolio at such time minus (ii) the MTN Deduction Amount at such time;".

                  (c) Subsection 4.2 of the Credit Agreement is hereby further amended (i) by deleting the phrase "90% of Eligible P&I Advance Receivables" from clause (a) thereof and inserting in lieu thereof the phrase "[Intentionally Omitted]" and (ii) by deleting the phrase "85% of Eligible Paid-in-Full Buyout Advance Receivables" from clause (f) thereof and inserting in lieu thereof the phrase "[Intentionally Omitted]".

                  (d) Subsection 4.3 of the Credit Agreement is hereby amended by adding, immediately before the period at the end of the proviso to the definition of "Eligible Servicing Portfolio" the following new proviso:

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
                  "; provided further, that, notwithstanding the applicable provisions of the foregoing or of the definitions of "Direct Servicing Rights" or "Non-Recourse Servicing Rights" to the contrary, for the purposes of determining the Tranche B Borrowing Base under subsection 4.2(g) at any time, the value that would be attributed to servicing in respect of Mortgage Loans owned by HomeSide and not serviced for any third party if such servicing was pursuant to contracts and Acknowledgment Agreements with Approved Investors in respect thereof shall be deemed to be included in the Eligible Servicing Portfolio for the purposes of clause (g) of subsection 4.2(g) so long as (i) all other applicable requirements for inclusion therein, other than the existence of servicing contracts and Acknowledgment Agreements with Approved Investors in respect thereof, are satisfied and (ii) such Mortgage Loans are eligible for sale to FNMA or FHLMC or for inclusion in a pool of Mortgage Loans underlying GNMA Mortgage-Backed Securities".

         4. Amendment to Section 6. Subsection 6.2(a) of the Credit Agreement is hereby amended by inserting immediately after the words "such Loans" the phrase", other than, in the case of a CP Refunding Borrowing, the representations and warranties set forth in subsection 5.2, 5.3(f), 5.6, the first sentence of subsection 5.7 or the last sentence of subsection 5.9,".

         5. Amendment to Subsection 8.1. (a) Subsection 8.1 of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and inserting in lieu thereof the phrase "[Intentionally Omitted]".

                  (b) Subsection 8.1 of the Credit Agreement is hereby further amended by deleting clause (a) thereof and inserting in lieu thereof the following:

                  (a) Maintenance of Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any date to be less than an amount equal to the sum of (i) an amount equal to 80% of Consolidated Tangible Net Worth as at February 28, 1997, plus, (ii) an amount equal to the excess of (A) the aggregate amount of net proceeds received during the period from February 28, 1997 through such date by Holdings from the issuance of Capital Stock other than to Sponsors over (B) the amount thereof applied to prepay or redeem the Holdings Notes plus (iii) an amount equal to 50% of the sum of Consolidated Net Income for each fiscal quarter for which Consolidated Net Income is positive during the period from February 28, 1997 through the last day of the most recently ended fiscal quarter of HomeSide less (iv) the amount of Restricted Payments actually made by HomeSide as permitted under subsection 8.9 during the period from February 28, 1997 through such date (to the extent such Restricted Payments were not deducted in determining such Consolidated Tangible Net Worth)."

                  (c) Subsection 8.1 of the Credit Agreement is hereby further amended by deleting the term "Adjusted Consolidated Tangible Net Worth" in each place where it appears in clause (b) thereof and inserting in lieu thereof in each such place the term "Consolidated Tangible Net Worth".

         6. Amendment to Subsection 8.2. Subsection 8.2 of the Credit Agreement is hereby amended by inserting the caption (i) before the word "intra-day" at the beginning of clause (g) thereof and inserting at the end of clause (g) thereof the following:

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
         "and (ii) intra-day overdrafts or drawings against uncollected funds, and obligations under agreements that HomeSide or any of its Subsidiaries must enter into in anticipation of such overdrafts or drawings, in each case arising in the ordinary course of business of servicing mortgages, so long as such overdraft or drawing is not outstanding for more than two Business Days".

         7. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, HomeSide confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

         8. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrowers, the Administrative Agent, and the Required Lenders.

         9. Limited Amendment. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit
Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended form time to time.

         10. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HOMESIDE LENDING, INC.                     THE CHASE MANHATTAN BANK, as
                                            Administrative Agent and as
                                            a Lender


By:  s/Debra F. Watkins                    By:s/Signature
       Title:  Senior Vice President            Title:  Vice President

By:  s/Kevin D. Race
        Title:  Executive Vice President
                 and Chief Financial
                 Officer

THE FIRST NATIONAL BANK OF BOSTON,         NATIONSBANK OF TEXAS, N.A., as
  as Collateral Agent                       Syndication Agent and as a Lender

By:  s/David L. Hall                       By: s/Warren
       Title:                                    Title:  Senior Vice President

MORGAN  GUARANTY  TRUST COMPANY            BANK OF AMERICA  NATIONAL  TRUST
 OF NEW YORK, as Senior Managing            AND SAVINGS  ASSOCIATION, as a
 Agent and as a Lender                      Managing Agent and as a Lender

By:  s/Seija K. Hurskainen                 By:  s/Robert J. McCollom
       Title:  Vice President                     Title:  Vice President

CANADIAN IMPERIAL BANK OF                  CREDIT LYONNAIS, NEW YORK
 COMMERCE, as a Managing Agent and          BRANCH, as a Managing Agent and
 as a Lender                                 as a Lender

By:  s/Gerald J. Girardi                   By:  s/Renaud Diherbes
       Title:  Director, CIBC Wood Gundy          Title:  Senior Vice President
                Securities Corp., as
                Agent

UNION BANK OF SWITZERLAND,                 WESTDEUTSCHE LANDESBANK
 NEW YORK BRANCH, as a Managing             GIROZENTRALE, as a Managing Agent
 and as a Lender                            and as  Lender
                                       21

By:  s/Robert Mendeles                     By:  s/Kenneth R. Crespo
       Title:  Director                           Title:  Vice President

By:  s/Didier Magloire                     By:  s/David J.
        Title:  Director                          Title:  Vice President

THE BANK OF NEW YORK, as a Managing        BANKERS TRUST COMPANY, as a
 Agent and as a Lender                      Co-Agent and as a Lender

By:  s/Signature                           By:  s/John O'Rourke
       Title:  Vice President                     Title:  Managing Director

BANQUE NATIONALE DE PARIS, as a            MELLON BANK, N.A., as a Co-Agent
 Co-Agent and as a Lender                   and as a Lender

By:  s/Riva L. Howard                      By: s/Signature
       Title:  Vice President                    Title:  Vice President

By:  s/Signature
       Title:

COMMERZBANK AKTIENGESELLSCHAFT,            FLEET BANK, N.A., as a Co-Agent and
 ATLANTA AGENCY, as Co-Agent and as         as a Lender
 a Lender

By:  s/Signature                           By: s/Signature
       Title:                                    Title:

By:  s/Signature
       Title:  Assistant Vice President

THE NATIONAL BANK OF KUWAIT                FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA

By:  s/Muhannad Kamal                      By: s/Signature
       Title:  Executive Manager                 Title:  Vice President

By:  s/Robert J. McNeill
       Title:  Deputy Division Manager

THE FUJI BANK, LIMITED, NEW YORK           BANK OF TOKYO - MITSUBISHI
 BRANCH                                     TRUST COMPANY

By:  s/Signature                           By: s/Signature
       Title:                                    Title:

THE SUMITOMO BANK, LIMITED                 SUNTRUST BANK, INC.

By:  s/Masayuki Fukushima                  By: s/Signature
       Title:  Joint General Manager             Title:  First Vice President


THE TOKYO TRUST & BANKING CO., LTD.        THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, ATLANTA AGENCY

By:  s/Signature                           By: s/Signature
       Title:                                    Title:

PNC BANK KENTUCKY, INC.                    THE SAKURA BANK, LIMITED
                                            ATLANTA AGENCY

By:  s/Signature                           By: s/Signature
       Title:  Vice President                    Title:

COMPASS BANK                               BANQUE PARIBAS

By:  s/Johanna Duke Paley                  By: s/Signature
       Title:  Senior Vice President             Title:

COMERICA BANK                              BANQUE FRANCAISE, DU, COMMERCE
                                            EXTEDRIEUR

By:  s/Randy S. Banker                     By: s/Signature
       Title:  Account Officer                   Title:  First Vice President

                                           By: s/Signature
                                                 Title:  Vice President

THE DAI-ICHI KANGYO BANK, LIMITED          DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
 ATLANTA AGENCY                             CAYMAN ISLAND BRANCH

By:  s/Signature                           By: s/Signature
       Title:                                    Title:  First Vice President

                                           By:  s/Karen A. Brinkman
                                                  Title:  Vice President

THE FIRST NATIONAL BANK OF CHICAGO         LTCB TRUST COMPANY

By:  s/Signature                           By: s/Signature
       Title:  First Vice President              Title:  Senior Vice President

NATIONAL CITY BANK OF KENTUCKY             KREDIETBANK N.V., GRAND
                                            CAYMAN BRANCH

By:  s/Signature                           By: s/Signature
       Title:                                    Title:

ALLIED IRISH BANK                          PT. BANK NEGARA INDONESIA
                                            (PERSERO), TBK

By:  s/Signature                           By: s/Signature
       Title:                                    Title:

GUARANTY FEDERAL                           CAISSE NATIONALE DE CREDIT
                                            AGRICOLE

By:  s/James B. Clapp                      By:  s/Dean Balice
       Title:  Assistant Vice President           Title:  Senior Vice President
                                                           Branch Manager

THE SUMITOMO TRUST AND BANKING             BANCA CRT S.p.A.
 CO LTD., LOS ANGELES AGENCY

By:  s/Signature                           By:  s/J. Slade Carter, Jr.
       Title:                                     Title:  Vice President

                                           By: s/Robert P. DeSantes
                                                 Title:  First Vice President
                                                          Head of Corporate
                                                          Banking